As filed with the Securities and Exchange Commission on July 6, 2006

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21597
                                                     ---------

                             PRIMECAP ODYSSEY FUNDS
                             ----------------------
               (Exact name of registrant as specified in charter)

                        225 SOUTH LAKE AVENUE, SUITE 400
                               PASADENA, CA 91101
                               ------------------
               (Address of principal executive offices) (Zip code)

                              DAVID H. VAN SLOOTEN
                        225 SOUTH LAKE AVENUE, SUITE 400
                               PASADENA, CA 91101
                               ------------------
                     (Name and address of agent for service)

                                 (626) 304-9222
                                 --------------
               Registrant's telephone number, including area code

Date of fiscal year end: OCTOBER 31, 2006
                         ----------------

Date of reporting period: APRIL 30, 2006
                          --------------

ITEM 1. REPORT TO STOCKHOLDERS.


SEMIANNUAL REPORT
FOR THE SIX MONTHS ENDED APRIL 30, 2006





                         PRIMECAP(R)
                         ________________ODYSSEY FUNDS



                           PRIMECAP ODYSSEY STOCK FUND
                          PRIMECAP ODYSSEY GROWTH FUND
               PRIMECAP ODYSSEY AGGRESSIVE GROWTH FUND
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

(IMAGE OMITTED)         TABLE OF CONTENTS
                        --------------------------------------------------------

Letter to Shareholders . . . . . . . . . . . . . . . . . . . . . . . . . . . 2

Performance Graphs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9

Expense Example . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .12

Sector Breakdown . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14

Schedule of Investments . . . . . . . . . . . . . . . . . . . . . . . . . . .16

  PRIMECAP Odyssey Stock Fund . . . . . . . . . . . . . . . . . . . . . . . .16

  PRIMECAP Odyssey Growth Fund . . . . . . . . . . . . . . . . . . . . . . . 20

  PRIMECAP Odyssey Aggressive Growth Fund . . . . . . . . . . . . . . . . . .24

Statements of Assets and Liabilities . . . . . . . . . . . . . . . . . . . . 27

Statements of Operations . . . . . . . . . . . . . . . . . . . . . . . . . . 28

Statement of Changes in Net Assets . . . . . . . . . . . . . . . . . . . . . 29

  PRIMECAP Odyssey Stock Fund . . . . . . . . . . . . . . . . . . . . . . . .29

  PRIMECAP Odyssey Growth Fund . . . . . . . . . . . . . . . . . . . . . . . 30

  PRIMECAP Odyssey Aggressive Growth Fund . . . . . . . . . . . . . . . . . .31

Financial Highlights . . . . . . . . . . . . . . . . . . . . . . . . . . . . 32

  PRIMECAP Odyssey Stock Fund . . . . . . . . . . . . . . . . . . . . . . . .32

  PRIMECAP Odyssey Growth Fund . . . . . . . . . . . . . . . . . . . . . . . 33

  PRIMECAP Odyssey Aggressive Growth Fund . . . . . . . . . . . . . . . . . .34

Notes to Financial Statements . . . . . . . . . . . . . . . . . . . . . . . .35

Additional Notes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 39

Management . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 40

(IMAGE OMITTED)         LETTER TO SHAREHOLDERS
                        --------------------------------------------------------


DEAR FELLOW SHAREHOLDERS,

From October 31, 2005 through April 30, 2006, the PRIMECAP Odyssey Stock, Growth, and Aggressive Growth Funds produced total returns of 13.65%, 13.67%, and 16.64%, respectively, outperforming the Standard & Poor's 500 Composite Stock Index (S&P 500 Index) return of 9.64%.

Several themes characterized the investment environment of the last six months. The 23.1% return of the S&P Materials sector outpaced all other sectors, as sharp price increases in gold, nickel, copper, aluminum, and steel fueled significant gains in metals and mining stocks. Historically low inventories, limited new supply exacerbated by unplanned outages, and robust global demand growth led by China have created tight supply-and-demand balances across the metals industry. Substantial speculative investment fund inflows into commodities put further upward pressure on metals prices. As a result, metals and mining stocks saw excellent returns. The Stock Fund was substantially overweight in Materials during the period and benefited from this trend. The Growth and Aggressive Growth Funds were both underweight in Materials.

Sustained high oil prices and their implications continued to substantially affect this period's investment environment. Oil prices, which began the period near $60 per barrel, ended the period near $70 per barrel, and the S&P Energy sector posted a total return of over 17.2% during the period. This rise in oil prices to unprecedented nominal levels affected not only the Energy sector, but also sectors in which high oil prices can inflate costs, impair or stimulate demand, and catalyze new investment. Many of our holdings in the Energy and Industrials sectors benefited from this trend, while certain holdings in the Consumer and Transportation sectors suffered. Although all three PRIMECAP Odyssey Funds were underweight in energy stocks during the period, favorable stock selection in all three Funds partially offset our under-allocation to this sector.

All three Funds were overweight in Information Technology (IT). While the S&P IT sector return of 6.6% was below that of the S&P 500 Index, our IT investments in all three Funds produced returns that exceeded the returns of both the S&P IT sector and the S&P 500 Index.

A more detailed discussion of the results of each PRIMECAP Odyssey Fund follows.

PRIMECAP ODYSSEY STOCK FUND

From October 31, 2005 through April 30, 2006, the PRIMECAP Odyssey Stock Fund's total return of 13.65% exceeded the 9.64% return recorded by the unmanaged S&P 500 Index. The Stock Fund's outperformance was driven primarily by stock selection, with mixed results from sector allocation.

Our most heavily weighted sector in the Stock Fund was Health Care, which constituted 22.1% of the portfolio and exceeded the benchmark weighting by over 9 percentage points. Favorable stock selection helped offset our heavy allocation to this underperforming sector. Our Health Care

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

investments returned approximately 6.1% during the period, outperforming the benchmark return of 2.4%. Excellent returns from Guidant and Pfizer were partially offset by declines from Sepracor, Medtronic, and Affymetrix.

Our Information Technology (IT) selections in the Stock Fund contributed significantly to the Fund's outperformance. Favorable stock selection more than offset our heavy allocation (18.7% vs. benchmark weight of 15.7%) to this underperforming sector. Our IT investments appreciated approximately 11.3% versus the S&P IT sector return of 6.6%, driven primarily by excellent returns from NVIDIA, Corning, ASML, and Texas Instruments.

The Stock Fund also benefited from a number of investments in the Industrials, Materials, Energy, and Consumer Discretionary sectors. McDermott International, Caterpillar, Union Pacific, Phelps Dodge, Schlumberger, Dress Barn, Sony, and CarMax all produced excellent returns.

Our disappointments were not concentrated in a few stocks or sectors but were spread across many of our holdings. Symantec, JetBlue, Nortel Networks, and Dow Chemical were among the investments that declined during the period.

The table below lists the top ten holdings, which collectively represent 22.00% of the total portfolio at the period end.

--------------------------------------------------------------------------------
PRIMECAP ODYSSEY STOCK FUND                            ENDING % OF
TOP 10 HOLDINGS AS OF 4/30/06                        TOTAL PORTFOLIO*
--------------------------------------------------------------------------------
Eli Lilly & Co.                                          3.41

Novartis AG                                              3.28

Medtronic Inc.                                           2.55

Roche Holding AG                                         2.06

Avery Dennison Corp.                                     1.92

Sony Corp.                                               1.84

GlaxoSmithKline PLC                                      1.81

Pfizer Inc.                                              1.76

Alaska Air Group Inc.                                    1.71

Southwest Airlines Co.                                   1.65
--------------------------------------------------------------------------------
TOTAL % OF PORTFOLIO                                    22.00
--------------------------------------------------------------------------------

 * The percentage is calculated by using the ending market value of the security divided by the total investments of the Fund.

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

PRIMECAP ODYSSEY GROWTH FUND

From October 31, 2005 through April 30, 2006, the PRIMECAP Odyssey Growth Fund's total return of 13.67% exceeded the 9.64% return recorded by the unmanaged S&P 500 Index and the 7.06% return recorded by the Russell 1000 Growth Index. Because of the Fund's strategy of selecting investments with above average growth potential, we feel that it is important to benchmark the Growth Fund against both the S&P 500 Index and the Russell 1000 Growth Index. The Growth Fund's outperformance was driven primarily by stock selection, which overcame unfavorable sector allocation.

Our most heavily weighted sectors in this Fund were Health Care and Information Technology (IT). Together, these two sectors constituted 54.3% of the portfolio. In both of these sectors, we have found a number of research-intensive companies that stimulate growth through innovation. We believe that such companies, when purchased at reasonable valuations, tend to outperform over long-term time horizons.

Our IT investments constituted 29.0% of the total portfolio, exceeding the S&P IT sector weighting by 13 percentage points. Favorable stock selection more than offset our heavy allocation to this underperforming sector. Our IT investments appreciated approximately 20.0% versus the S&P IT sector return of 6.6%, driven primarily by excellent returns from Rambus, ASML, Akamai, FormFactor, Intuit, NVIDIA, and Silicon Laboratories, which more than offset disappointments from Symantec, Nortel Networks, and Avid Technology.

The Growth Fund benefited substantially from its Consumer Discretionary holdings, which appreciated approximately 23.1% versus the S&P Consumer Discretionary sector return of 7.8%. Excellent returns from Dress Barn, Univision, Sony, and CarMax contributed to our results in this sector.

Our Health Care investments constituted 25.3% of the Growth Fund's portfolio and exceeded the S&P Health Care sector weighting by over 12 percentage points. Our Health Care investments returned approximately 5.3% during the period, outperforming the benchmark return of 2.4%. Excellent returns from Guidant and Pfizer were partially offset by declines from Affymetrix, Medtronic, and Sepracor.

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

The table below lists the top ten holdings, which collectively represent 22.66% of the total portfolio at the period end.

--------------------------------------------------------------------------------
       PRIMECAP ODYSSEY GROWTH FUND                      ENDING % OF
       TOP 10 HOLDINGS AS OF 4/30/06                     TOTAL PORTFOLIO*
--------------------------------------------------------------------------------
       Medtronic Inc.                                        3.09

       Eli Lilly & Co.                                       3.00

       Intuit Inc.                                           2.38

       Novartis AG                                           2.23

       ASML Holding N.V.                                     2.08

       Roche Holding AG                                      2.06

       Possis Medical Inc.                                   1.98

       Sepracor Inc.                                         1.98

       Sony Corp.                                            1.95

       Laserscope Inc.                                       1.90
--------------------------------------------------------------------------------
       TOTAL % OF PORTFOLIO                                 22.66
--------------------------------------------------------------------------------

* The percentage is calculated by using the ending market value of the security divided by the total investments of the Fund.

PRIMECAP ODYSSEY AGGRESSIVE GROWTH FUND

From October 31, 2005 through April 30, 2006, the PRIMECAP Odyssey Aggressive Growth Fund's return of 16.64% exceeded the 9.64% return recorded by the unmanaged S&P 500 Index and the 15.18% return recorded by the Russell MidCap Growth Index. Because of the Fund's strategy of selecting mid-cap and small-cap companies with above average growth potential, we feel that it is important to benchmark the Aggressive Growth Fund against both the S&P 500 Index and the Russell MidCap Growth Index. The Aggressive Growth Fund's outperformance was driven by favorable stock selection, which more than offset unfavorable sector allocation.

Our most heavily weighted sector in this Fund was Information Technology (IT), which constituted 46.6% of our portfolio and exceeded the S&P IT sector weighting by nearly 31 percentage points. Our stock selections returned approximately 31.6% versus the S&P IT return of 6.6%, driven by strong returns among a number of investments, including Rambus, Akamai, FormFactor, Micromuse, ASML, Opsware, NVIDIA, and RADVision, which more than offset disappointing results from Inphonic, Avid Technology, and Nortel Networks.

Although the Fund was substantially underweight in Energy, favorable stock selection produced a return of approximately 18.7% versus the S&P Energy sector return of 17.2%. Our strongest contributors in this sector were Hanover Compressor, Noble Corporation, and Pride International.

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Our overweight position in Health Care detracted from the Fund's performance, having returned approximately -2.1% versus the S&P Health Care sector gain of 2.4%. Substantial declines among Affymetrix, Pharmacyclics, Dendreon, and Sepracor more than offset gains from Intuitive Surgical and Conceptus.

Many of our selections in the Aggressive Growth Fund have been and will continue to be volatile, as their valuations are based on expectations of future revenue streams from innovative new technologies, drugs, and medical devices. Expectations of future revenues can change substantially from quarter to quarter, with little or no new data precipitating such changes in sentiment. We believe that over long-term time horizons, sentiment becomes less relevant, and substantial earnings, once they manifest, could enable these types of investments to recover and ultimately outperform.

The table below lists the top ten holdings, which collectively represent 27.42% of the total portfolio at the period end.

--------------------------------------------------------------------------------
       PRIMECAP ODYSSEY AGGRESSIVE GROWTH FUND                 ENDING % OF
       TOP 10 HOLDINGS AS OF 4/30/06                           TOTAL PORTFOLIO*
--------------------------------------------------------------------------------
       Yahoo! Inc.                                                 3.35

       ASML Holding N.V.                                           3.15

       Sepracor Inc.                                               3.04

       Affymetrix Inc.                                             2.94

       FormFactor Inc.                                             2.64

       Laserscope Inc.                                             2.62

       Roche Holding AG                                            2.59

       Stratasys Inc.                                              2.53

       Rambus Inc.                                                 2.32

       Conceptus Inc.                                              2.24
--------------------------------------------------------------------------------
       TOTAL % OF PORTFOLIO                                       27.42
--------------------------------------------------------------------------------

     * The percentage is calculated by using the ending market value of the security divided by the total investments of the Fund.

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

STRUCTURE OF PORTFOLIO, POSITIONING, AND OUTLOOK FOR THE
PRIMECAP ODYSSEY FUNDS

We generally invest in equities in which our expectations for earnings growth are greater than consensus and greater than the overall market. We select stocks using a bottom-up methodology, with each stock being purchased based on its own merits; however, there are several themes worthy of discussion.

In all three Funds, we continue to be heavily invested in healthcare stocks. Since the inception of the PRIMECAP Odyssey Funds on November 1, 2004, this sector has not performed well for us. Price-earnings (P/E) multiples of drug companies remain near 40-year lows, and drug company market capitalizations, as a percentage of the S&P 500 Index, are near 20-year lows. Concerns about drug re-importation, rising healthcare costs, a slowdown in research and development (R&D) productivity, patent expirations, and competition from generics have caused significant multiple compression in this sector.

Consistent with our philosophy that actual risk is often inversely proportional to perceived risk, we believe that investors have overreacted to the aforementioned concerns and currently under-appreciate the growth opportunities that lie ahead for drug companies. We believe our pharmaceutical and biotechnology investments will see an acceleration in R&D productivity over the next five years, as advances in genetics and information technology result in innovative new drugs and therapies. Drug companies should also benefit from what has come to be known as the "age wave." The first of the baby boomers will turn 65 in 2007, followed by 14 years of additional baby boomers reaching this important age. Upon reaching this milestone, baby boomers will enter the most healthcare intensive part of their lives. While concerns about a rise in healthcare costs as this trend manifests are merited, drugs constitute less than 10% of total healthcare expenditures and represent one of the most efficient and cost effective means of delivering healthcare.

We remain committed to our investments in this sector and have increased our Health Care weightings in all three Funds. In the Stock and Growth Funds, six of our top ten holdings are Health Care companies; in the Aggressive Growth Fund, four of our top ten holdings are in Health Care.

We also remain heavily invested in Information Technology. On April 30, 2006, the Dow Jones Industrial Average is near an all-time high, while the technology-heavy NASDAQ Composite remains at less than half of the level seen in March, 2000. During the last six years, many software, hardware, semiconductor, and Internet companies have seen robust revenues and earnings growth. We believe valuations of our IT investments are reasonable, and the global growth opportunity for this sector remains very compelling. A majority of the world's literate population has yet to use a wireless phone, obtain a personal computer, or connect to the Internet. Much of the global opportunity for these information technology companies exists in countries with current account surpluses. Global consumers are steadily acquiring the modern technological devices and software that have become an essential part of life in more developed economies.

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

In closing, we would like to thank you for entrusting your hard-earned capital with us. We will continue to work diligently to prove worthy of that trust.

Sincerely,



PRIMECAP Management Company






--------------------------------------------------------------------------------
THE FUNDS INVEST IN SMALLER COMPANIES, WHICH INVOLVES ADDITIONAL RISKS SUCH AS LIMITED LIQUIDITY AND GREATER VOLATILITY. ALL FUNDS MAY INVEST IN FOREIGN SECURITIES, WHICH INVOLVES GREATER VOLATILITY AND POLITICAL, ECONOMIC AND CURRENCY RISKS, AND DIFFERENCES IN ACCOUNTING METHODS. MUTUAL FUND INVESTING INVOLVES RISK, AND LOSS OF PRINCIPAL IS POSSIBLE.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.
Performance figures reflect fee waivers in effect; in the absence of fee waivers, total returns would be lower.

The Standard & Poor's 500 Composite Stock Index is a broad based index of 500 stocks, which is widely recognized as representative of the market in general. The Russell 1000 Growth Index is an index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth rates. The Russell MidCap Growth Index measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth rates. The Dow Jones Industrial Average is an index of 30 of the largest public companies in the United States. The NASDAQ Composite Index measures all NASDAQ domestic and non-US based common stocks listed on the NASDAQ Stock Market. The Index is market value weighted. The NASDAQ Stock Market is an electronic screen-based securities market with approximately 3200 listed companies. These indices do not incur expenses and are not available for investment.

Price to earnings is calculated by dividing the current price of the stock by the company's earnings per share.

Please refer to the Schedule of Investments for details of Fund holdings. Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. (06/06)

-----------------
NOTE: SECTOR WEIGHTINGS ARE BASED ON AVERAGE WEIGHT FOR THE PERIOD.

(IMAGE OMITTED)        PERFORMANCE GRAPHS
                       PRIMECAP ODYSSEY STOCK FUND
                       ---------------------------------------------------------

The following chart compares the value of a hypothetical $10,000 investment in the PRIMECAP Odyssey Stock Fund from November 1, 2004 to April 30, 2006 compared to the S&P 500 Index. This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception date and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.


                            PRIMECAP Odyssey Stock Fund
                            As Of 04/30/06

                                PRIMECAP Odyssey   S&P 500
                                  Stock Fund        Index
                                  ----------        -----
                        11/1/2004   $10,000        $10,000
                       11/30/2004   $10,360        $10,402
                       12/31/2004   $10,920        $10,756
                        1/31/2005   $10,610        $10,493
                        2/28/2005   $10,900        $10,714
                        3/31/2005   $10,740        $10,524
                        4/30/2005   $10,490        $10,324
                        5/31/2005   $10,940        $10,652
                        6/30/2005   $10,990        $10,667
                        7/31/2005   $11,530        $11,064
                        8/31/2005   $11,610        $10,963
                        9/30/2005   $11,630        $11,052
                       10/31/2005   $11,480        $10,868
                       11/30/2005   $11,950        $11,278
                       12/31/2005   $12,126        $11,282
                        1/31/2006   $12,767        $11,581
                        2/28/2006   $12,617        $11,612
                        3/31/2006   $12,907        $11,756
                        4/30/2006   $13,047        $11,914


                                                      TOTAL RETURN
                                               PERIOD ENDED APRIL 30, 2006
                                             ------------------------------
                                                            SINCE INCEPTION
                                              1 YEAR           (11/01/04)
                                              ------           ----------

PRIMECAP Odyssey Stock Fund                   24.37%            19.50%
S&P 500 Index*                                15.42%            12.44%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-800-729-2307. THE FUNDS IMPOSE A 2% REDEMPTION FEE ON SHARES HELD LESS THAN 60 DAYS. Performance figures reflect the fee waiver in effect and, in the absence of fee waivers, total returns would be lower. SHORT TERM PERFORMANCE, IN PARTICULAR, IS NOT A GOOD INDICATION OF A FUND'S FUTURE PERFORMANCE, AND AN INVESTMENT SHOULD NOT BE MADE BASED SOLELY ON RETURNS.

----------------
   * The S&P 500 Index is an unmanaged index composed of 500 common stocks representative of the stock market as a whole.

PERFORMANCE GRAPHS
PRIMECAP ODYSSEY GROWTH FUND
--------------------------------------------------------------------------------

The following chart compares the value of a hypothetical $10,000 investment in the PRIMECAP Odyssey Growth Fund from November 1, 2004 to April 30, 2006 compared to the S&P 500 Index. This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception date and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.


                            PRIMECAP Odyssey Growth Fund
                            As Of 04/30/06

                                PRIMECAP Odyssey   S&P 500
                                  Growth Fund       Index
                                  -----------       -----
                       11/1/2004     $10,000        $10,000
                      11/30/2004     $10,410        $10,402
                      12/31/2004     $10,960        $10,756
                       1/31/2005     $10,550        $10,493
                       2/28/2005     $10,810        $10,714
                       3/31/2005     $10,640        $10,524
                       4/30/2005     $10,450        $10,324
                       5/31/2005     $11,060        $10,652
                       6/30/2005     $11,060        $10,667
                       7/31/2005     $11,540        $11,064
                       8/31/2005     $11,560        $10,963
                       8/31/2005     $11,610        $11,052
                      10/31/2005     $11,620        $10,868
                      11/30/2005     $12,110        $11,278
                      12/31/2005     $12,248        $11,282
                       1/31/2006     $12,908        $11,581
                       2/28/2006     $12,858        $11,612
                       3/31/2006     $13,158        $11,756
                       4/30/2006     $13,208        $11,914

                                                       TOTAL RETURN
                                                 PERIOD ENDED APRIL 30, 2006
                                                 ---------------------------
                                                             SINCE INCEPTION
                                               1 YEAR           (11/01/04)
                                               ------           ----------
PRIMECAP Odyssey Growth Fund                   26.40%             20.49%
S&P 500 Index*                                 15.42%             12.44%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-800-729-2307. THE FUNDS IMPOSE A 2% REDEMPTION FEE ON SHARES HELD LESS THAN 60 DAYS. Performance figures reflect the fee waiver in effect and, in the absence of fee waivers, total returns would be lower. SHORT TERM PERFORMANCE, IN PARTICULAR, IS NOT A GOOD INDICATION OF A FUND'S FUTURE PERFORMANCE, AND AN INVESTMENT SHOULD NOT BE MADE BASED SOLELY ON RETURNS.

---------------
   * The S&P 500 Index is an unmanaged index composed of 500 common stocks representative of the stock market as a whole.

PERFORMANCE GRAPHS
PRIMECAP ODYSSEY AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------

The following chart compares the value of a hypothetical $10,000 investment in the PRIMECAP Odyssey Aggressive Growth Fund from November 1, 2004 to April 30, 2006 compared to the S&P 500 Index. This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception date and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

                              PRIMECAP Odyssey Aggressive Growth Fund
                              As Of 04/30/06

                                PRIMECAP Odyssey   S&P 500
                                Aggressive Growth   Index
                                -----------------   -----
                     11/1/2004      $10,000        $10,000
                    11/30/2004      $10,510        $10,402
                    12/31/2004      $11,080        $10,756
                     1/31/2005      $10,500        $10,493
                     2/28/2005      $10,690        $10,714
                     3/31/2005      $10,470        $10,524
                     4/30/2005       $9,890        $10,324
                     5/31/2005      $10,600        $10,652
                     6/30/2005      $10,560        $10,667
                     7/31/2005      $11,220        $11,064
                     8/31/2005      $11,170        $10,963
                     9/30/2005      $11,400        $11,052
                    10/31/2005      $11,240        $10,868
                    11/30/2005      $12,000        $11,278
                    12/31/2005      $11,960        $11,282
                     1/31/2006      $12,790        $11,581
                     2/28/2006      $12,700        $11,612
                     3/31/2006      $13,060        $11,756
                     4/30/2006      $13,110        $11,914

                                                         TOTAL RETURN
                                                 PERIOD ENDED APRIL 30, 2006
                                                 ---------------------------
                                                             SINCE INCEPTION
                                                    1 YEAR      (11/01/04)
                                                    ------      ----------

PRIMECAP Odyssey Aggressive Growth Fund             32.56%        19.88%
S&P 500 Index*                                      15.42%        12.44%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-800-729-2307. THE FUNDS IMPOSE A 2% REDEMPTION FEE ON SHARES HELD LESS THAN 60 DAYS. Performance figures reflect the fee waiver in effect and, in the absence of fee waivers, total returns would be lower. SHORT TERM PERFORMANCE, IN PARTICULAR, IS NOT A GOOD INDICATION OF A FUND'S FUTURE PERFORMANCE, AND AN INVESTMENT SHOULD NOT BE MADE BASED SOLELY ON RETURNS.

--------------
   * The S&P 500 Index is an unmanaged index composed of 500 common stocks representative of the stock market as a whole.

(IMAGE OMITTED)       EXPENSE EXAMPLE - (UNAUDITED)
                      ----------------------------------------------------------

As a shareholder of the Funds, you incur ongoing costs, including management fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 31, 2005 to April 30, 2006.

ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled "Expenses Paid during Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if transactional costs were included, your costs would have been higher.

EXPENSE EXAMPLE - (UNAUDITED)
--------------------------------------------------------------------------------
                                                       EXPENSES        EXPENSE
                                                         PAID           RATIO
                               BEGINNING    ENDING      DURING         DURING
                               ACCOUNT      ACCOUNT     PERIOD*        PERIOD*
                                VALUE        VALUE    (10/31/05 TO  (10/31/05 TO
                              (10/31/05)   (04/30/06)  (04/30/06)     04/30/06)
--------------------------------------------------------------------------------
PRIMECAP ODYSSEY STOCK FUND
Actual Performance             $1,000.00    $1,136.50      $5.35        1.01%
Hypothetical Performance
      (5% return before        $1,000.00    $1,019.79      $5.05        1.01%
      expenses)
--------------------------------------------------------------------------------
PRIMECAP ODYSSEY GROWTH FUND
Actual Performance             $1,000.00    $1,136.70      $4.57        0.86%
Hypothetical Performance
      (5% return before        $1,000.00    $1,020.52      $4.32        0.86%
      expenses)
--------------------------------------------------------------------------------
PRIMECAP ODYSSEY AGGRESSIVE GROWTH FUND
Actual Performance             $1,000.00    $1,166.40      $5.54        1.03%
Hypothetical Performance
      (5% return before        $1,000.00    $1,019.68      $5.16        1.03%
      expenses)
--------------------------------------------------------------------------------

---------------
* Expenses are equal to the Funds' annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year period (181), then divided by the number of days in the fiscal year (365) to reflect the one-half year period.

(IMAGE OMITTED)      SECTOR BREAKDOWN
                     -----------------------------------------------------------

                            PRIMECAP ODYSSEY STOCK FUND
                    ---------------------------------------
                    Consumer Discretionary            13.9%
                    Consumer Staples                   0.3%
                    Energy                             6.3%
                    Financials                         7.0%
                    Health Care                       21.9%
                    Industrials                       14.0%
                    Information Technology            18.0%
                    Materials                          8.6%
                    Telecommunication Services         0.9%
                    Short Term Investments             9.1%
                    ---------------------------------------
                    TOTAL                            100.0%
                    ---------------------------------------


                           PRIMECAP ODYSSEY GROWTH FUND
                    ---------------------------------------
                    Consumer Discretionary            12.4%
                    Energy                             4.2%
                    Financials                         5.3%
                    Health Care                       26.5%
                    Industrials                       10.9%
                    Information Technology            29.6%
                    Materials                          1.9%
                    Telecommunication Services         0.7%
                    Short Term Investments             8.5%
                    ---------------------------------------
                    TOTAL                            100.0%
                    ---------------------------------------

The tables above list sector allocations as a percentage of each Fund's total investments as of April 30, 2006. The management report makes reference to average allocations during the period. As a result, the sector allocations above may differ from those discussed in the management report.

SECTOR BREAKDOWN
--------------------------------------------------------------------------------

                    PRIMECAP ODYSSEY AGGRESSIVE GROWTH FUND
                    ---------------------------------------
                    Consumer Discretionary             6.0%
                    Consumer Staples                   2.6%
                    Energy                             3.8%
                    Financials                         1.9%
                    Health Care                       21.7%
                    Industrials                        7.8%
                    Information Technology            42.7%
                    Materials                          1.4%
                    Short Term Investments            12.1%
                    ---------------------------------------
                    TOTAL                            100.0%
                    ---------------------------------------

The table above lists sector allocations as a percentage of the Fund's total investments as of April 30, 2006. The management report makes reference to average allocations during the period. As a result, the sector allocations above may differ from those discussed in the management report.

(IMAGE OMITTED)        SCHEDULE OF INVESTMENTS
                       PRIMECAP ODYSSEY STOCK FUND
                       ---------------------------------------------------------
                       APRIL 30, 2006 - (UNAUDITED)
Shares                                                                  Value
--------------------------------------------------------------------------------
COMMON STOCKS: 91.0%

CONSUMER DISCRETIONARY: 13.9%
      7,800     Bed Bath & Beyond, Inc. (a) ....................     $   299,130
      3,200     Blue Nile, Inc. (a) ............................         111,360
     16,400     CarMax, Inc. (a) ...............................         579,084
     20,000     Comcast Corp. (a) ..............................         619,000
     35,900     DIRECTV Group, Inc. (The) (a) ..................         613,172
     20,000     Dress Barn, Inc. (a) ...........................         505,800
     10,000     Eastman Kodak Co. ..............................         269,600
     15,900     Kohl's Corp. (a) ...............................         887,856
     20,000     Mattel, Inc. ...................................         323,600
      3,600     Nordstrom, Inc. ................................         137,988
     22,200     Sony Corp. - ADR ...............................       1,086,468
      4,050     Target Corp. ...................................         215,055
     11,950     Time Warner, Inc. ..............................         207,930
     38,550     TJX Cos, Inc. ..................................         930,212
     15,100     Univision Communications, Inc. (a) .............         538,919
     11,000     Walt Disney Co. (The) ..........................         307,560
      4,000     Whirlpool Corp. ................................         359,000
      4,300     Yum! Brands, Inc. ..............................         222,224
                                                                     -----------
                                                                       8,213,958
                                                                     -----------
CONSUMER STAPLES: 0.3%
     10,700     Cott Corp. (a) .................................         160,072
                                                                     -----------
ENERGY: 6.3%
      1,200     Arch Coal, Inc. ................................         113,988
      2,080     Chevron Corp. ..................................         126,922
      5,400     Cooper Cameron Corp. (a) .......................         271,296
      8,000     EnCana Corp. ...................................         400,400
      9,200     EOG Resources, Inc. ............................         646,116
      1,400     GlobalSantaFe Corp. ............................          85,694
      8,000     Murphy Oil Corp. ...............................         401,440
      5,422     National Oilwell Varco, Inc. (a) ...............         373,955
        550     Noble Corp. ....................................          43,417
      1,100     Pioneer Natural Resources Co. ..................          47,102
      6,200     Pogo Producing Co. .............................         308,078
     13,200     Schlumberger Ltd. ..............................         912,648
                                                                     -----------
                                                                       3,731,056
                                                                     -----------



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
16

SCHEDULE OF INVESTMENTS
PRIMECAP ODYSSEY STOCK FUND
--------------------------------------------------------------------------------
APRIL 30, 2006 - (UNAUDITED), (CONTINUED)

Shares                                                                  Value
--------------------------------------------------------------------------------
FINANCIALS: 7.0%
      7,600     American International Group, Inc. .............     $   495,900
     18,700     Bank of New York Co., Inc. (The) ...............         657,305
        290     Berkshire Hathaway, Inc. - Class B (a) .........         856,080
     11,500     Chubb Corp. ....................................         592,710
      6,000     Fannie Mae .....................................         303,600
      5,500     Fifth Third Bancorp ............................         222,310
     19,750     Marsh & McLennan Cos, Inc. .....................         605,733
      3,850     MBIA, Inc. .....................................         229,575
      3,000     Washington Mutual, Inc. ........................         135,180
                                                                     -----------
                                                                       4,098,393
                                                                     -----------
HEALTH CARE: 21.9%
     16,300     Affymetrix, Inc. (a) ...........................         466,995
      5,600     Amgen, Inc. (a) ................................         379,120
     19,750     Biogen Idec, Inc. (a) ..........................         885,787
     38,519     Boston Scientific Corp. (a) ....................         895,184
     38,000     Eli Lilly & Co. ................................       2,010,960
     18,800     GlaxoSmithKline PLC - ADR ......................       1,069,344
     30,000     Medtronic, Inc. ................................       1,503,600
     33,650     Novartis AG - ADR ..............................       1,935,212
     40,900     Pfizer, Inc. ...................................       1,035,997
      4,400     Pharmacyclics, Inc. (a) ........................          21,428
      7,900     Roche Holding AG - CHF .........................       1,214,748
     20,100     Sepracor, Inc. (a) .............................         897,264
     12,900     Waters Corp. (a) ...............................         584,628
                                                                     -----------
                                                                      12,900,267
                                                                     -----------
INDUSTRIALS: 14.0%
      6,000     3M Co. .........................................         512,580
     26,500     Alaska Air Group, Inc. (a) .....................       1,005,940
     23,400     AMR Corp. (a) ..................................         576,576
     18,100     Avery Dennison Corp. ...........................       1,131,250
      2,200     Burlington Northern Santa Fe Corp. .............         174,966
      6,000     Canadian National Railway Co. ..................         269,460
      8,200     Caterpillar, Inc. ..............................         621,068
     11,000     Chicago Bridge & Iron Co. N.V. - ADR ...........         263,670
      2,050     Fluor Corp. ....................................         190,465
     16,300     JetBlue Airways Corp. (a) ......................         167,238
     13,400     McDermott International, Inc. (a) ..............         814,720
      5,200     Norfolk Southern Corp. .........................         280,800

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS
PRIMECAP ODYSSEY STOCK FUND
--------------------------------------------------------------------------------
APRIL 30, 2006 - (UNAUDITED), (CONTINUED)

Shares                                                                  Value
--------------------------------------------------------------------------------
INDUSTRIALS (CONTINUED)
     19,900     Pall Corp. .....................................     $   600,582
     59,900     Southwest Airlines Co. .........................         971,578
      2,300     Thomas & Betts Corp. (a) .......................         130,985
      5,800     Union Pacific Corp. ............................         529,018
                                                                     -----------
                                                                       8,240,896
                                                                     -----------
INFORMATION TECHNOLOGY: 18.1%
      7,650     Accenture Ltd. - Class A .......................         222,386
     11,200     Agilent Technologies, Inc. (a) .................         430,304
     26,000     Applied Materials, Inc. ........................         466,700
     26,500     ASML Holding N.V. (a) ..........................         560,475
      6,400     Comverse Technology, Inc. (a) ..................         144,960
     25,950     Corning, Inc. (a) ..............................         716,998
     43,300     EMC Corp. (a) ..................................         584,983
      2,400     Emulex Corp. (a) ...............................          43,560
      7,000     First Data Corp. ...............................         333,830
        496     Freescale Semiconductor, Inc. - Class B (a) ....          15,708
     27,500     Intel Corp. ....................................         549,450
     13,500     Intuit, Inc. (a) ...............................         731,295
      4,000     KLA-Tencor Corp. ...............................         192,640
      7,500     L.M. Ericsson Telephone Co. - ADR ..............         266,025
     38,000     Microsoft Corp. ................................         917,700
      6,000     Motorola, Inc. .................................         128,100
    182,000     Nortel Networks Corp. (a) ......................         484,120
     16,000     NVIDIA Corp. (a) ...............................         467,520
     52,300     Oracle Corp. (a) ...............................         763,057
      7,200     Paychex, Inc. ..................................         290,808
      4,100     Research In Motion Ltd. (a) ....................         314,183
      1,600     Silicon Laboratories, Inc. (a) .................          74,576
     48,000     Symantec Corp. (a) .............................         786,240
     27,100     Texas Instruments, Inc. ........................         940,641
      6,100     Yahoo!, Inc. (a) ...............................         199,958
                                                                     -----------
                                                                      10,626,217
                                                                     -----------
MATERIALS: 8.6%
     14,400     Alcoa, Inc. ....................................         486,432
     10,750     Dow Chemical Co. (The) .........................         436,557
      7,500     Inco Ltd. ......................................         423,525
     10,000     MeadWestvaco Corp. .............................         285,100
      2,000     Minerals Technologies, Inc. ....................         114,440

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
18

SCHEDULE OF INVESTMENTS
PRIMECAP ODYSSEY STOCK FUND
--------------------------------------------------------------------------------
APRIL 30, 2006 - (UNAUDITED), (CONTINUED)

Shares                                                                  Value
--------------------------------------------------------------------------------
MATERIALS (CONTINUED)
      7,150     Monsanto Co. ...................................     $   596,310
      7,000     Newmont Mining Corp. ...........................         408,520
      4,800     Phelps Dodge Corp. .............................         413,712
      4,000     Potash Corp. of Saskatchewan ...................         378,720
      3,250     Praxair, Inc. ..................................         182,423
      8,000     Vulcan Materials Co. ...........................         679,680
      9,300     Weyerhaeuser Co. ...............................         655,371
                                                                     -----------
                                                                       5,060,790
                                                                     -----------
TELECOMMUNICATION SERVICES: 0.9%
     20,850     Sprint Corp. ...................................         517,080
                                                                     -----------
TOTAL COMMON STOCKS
                (cost $47,249,402) .............................      53,548,729
                                                                     -----------

Principal
  Amount
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 9.2%
$ 5,392,557     Dreyfus Institutional US Treasury
                Money MarketFund ...............................   $  5,392,557
                                                                   ------------
TOTAL SHORT-TERM INVESTMENTS
         (cost $5,392,557) .....................................      5,392,557
                                                                   ------------
TOTAL INVESTMENTS
         (cost $52,641,959): 100.2% ............................     58,941,286
Liabilities in Excess of Other Assets: (0.2)% ..................       (139,149)
                                                                   ------------
TOTAL NET ASSETS: 100.0% .......................................   $ 58,802,137
                                                                   ============
-------------
Percentages are stated as a percent of net assets.
ADR - American Depository Receipt.
CHF - Swiss Security.
(a) Non Income Producing.













                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

(IMAGE OMITTED)   SCHEDULE OF INVESTMENTS
                  PRIMECAP ODYSSEY GROWTH FUND
                  --------------------------------------------------------------
                  APRIL 30, 2006 - (UNAUDITED)

Shares                                                                  Value
--------------------------------------------------------------------------------
COMMON STOCKS: 92.3%

CONSUMER DISCRETIONARY: 12.5%
       60,000   99 Cents Only Stores (a) ......................   $     715,800
       19,200   Bed Bath & Beyond, Inc. (a) ...................         736,320
       37,450   CarMax, Inc. (a) ..............................       1,322,359
       20,000   Comcast Corp. (a) .............................         619,000
       54,800   DIRECTV Group, Inc. (The) (a) .................         935,984
       36,000   Dress Barn, Inc. (a) ..........................         910,440
       44,000   Gentex Corp. ..................................         645,040
       17,850   Kohl's Corp. (a) ..............................         996,744
       30,000   Mattel, Inc. ..................................         485,400
        6,700   Nordstrom, Inc. ...............................         256,811
       75,800   Quiksilver, Inc. (a) ..........................       1,036,186
       48,000   Sony Corp. - ADR ..............................       2,349,120
        7,450   Target Corp. ..................................         395,595
       27,950   Time Warner, Inc. .............................         486,330
       43,050   TJX Cos, Inc. .................................       1,038,797
       35,100   Univision Communications, Inc. (a) ............       1,252,719
        3,500   Walt Disney Co. (The) .........................          97,860
       12,450   Yum! Brands, Inc. .............................         643,416
                                                                  -------------
                                                                     14,923,921
                                                                  -------------
ENERGY: 4.2%
        3,129   Chevron Corp. .................................         190,932
        9,000   Cooper Cameron Corp. (a) ......................         452,160
        9,600   EnCana Corp. ..................................         480,480
       11,000   EOG Resources, Inc. ...........................         772,530
       10,000   Murphy Oil Corp. ..............................         501,800
        3,200   National Oilwell Varco, Inc. (a) ..............         220,704
        2,000   Noble Corp. ...................................         157,880
        5,600   Pogo Producing Co. ............................         278,264
        4,000   Pride International, Inc. (a) .................         139,560
       24,100   Schlumberger Ltd. .............................       1,666,274
        2,400   Transocean, Inc. (a) ..........................         194,568
                                                                  -------------
                                                                      5,055,152
                                                                  -------------
FINANCIALS: 5.4%
       18,350   American International Group, Inc. ............       1,197,337
       15,800   Bank of New York Co., Inc. (The) ..............         555,370
          400   Berkshire Hathaway, Inc. - Class B (a) ........       1,180,800
       12,884   Chubb Corp. ...................................         664,041

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
20

SCHEDULE OF INVESTMENTS
PRIMECAP ODYSSEY GROWTH FUND
--------------------------------------------------------------------------------
APRIL 30, 2006 - (UNAUDITED), (CONTINUED)

 Shares                                                                  Value
--------------------------------------------------------------------------------
FINANCIALS (CONTINUED)
        6,000   Fifth Third Bancorp ...........................   $     242,520
       17,400   Hanmi Financial Corp. .........................         338,952
       37,550   Marsh & McLennan Cos, Inc. ....................       1,151,659
        7,100   MBIA, Inc. ....................................         423,373
       10,600   State Street Corp. ............................         692,392
                                                                  -------------
                                                                      6,446,444
                                                                  -------------
HEALTH CARE: 26.7%
       52,750   Affymetrix, Inc. (a) ..........................       1,511,287
        6,000   Alcon, Inc. ...................................         610,260
       11,500   Amgen, Inc. (a) ...............................         778,550
       36,150   Biogen Idec, Inc. (a) .........................       1,621,327
       69,858   Boston Scientific Corp. (a) ...................       1,623,507
       68,500   Eli Lilly & Co. ...............................       3,625,020
       39,000   GlaxoSmithKline PLC - ADR .....................       2,218,320
       96,700   Laserscope (a) ................................       2,297,592
       74,500   Medtronic, Inc. ...............................       3,733,940
       46,750   Novartis AG - ADR .............................       2,688,593
       73,350   Pfizer, Inc. ..................................       1,857,956
      245,200   Possis Medical, Inc. (a) ......................       2,393,152
       16,200   Roche Holding AG - CHF ........................       2,491,001
       53,600   Sepracor, Inc. (a) ............................       2,392,704
       30,000   SurModics, Inc. (a) ...........................       1,066,800
       23,100   Waters Corp. (a) ..............................       1,046,892
                                                                  -------------
                                                                     31,956,901
                                                                  -------------
INDUSTRIALS: 11.0%
       13,000   3M Co. ........................................       1,110,590
       61,100   AMR Corp. (a) .................................       1,505,504
       32,000   Avery Dennison Corp. ..........................       2,000,000
        6,000   Caterpillar, Inc. .............................         454,440
        6,000   FedEx Corp. ...................................         690,780
       10,750   Fluor Corp. ...................................         998,782
       55,150   JetBlue Airways Corp. (a) .....................         565,839
        5,200   Kirby Corp. (a) ...............................         383,240
       24,000   McDermott International, Inc. (a) .............       1,459,200
       56,400   Pall Corp. ....................................       1,702,152
      139,800   Southwest Airlines Co. ........................       2,267,556
                                                                  -------------
                                                                     13,138,083
                                                                  -------------


                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS
PRIMECAP ODYSSEY GROWTH FUND
--------------------------------------------------------------------------------
APRIL 30, 2006 - (UNAUDITED), (CONTINUED)

 Shares                                                                  Value
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY: 29.8%
       18,450   Accenture Ltd. - Class A ......................   $     536,342
        3,588   Adobe Systems, Inc. (a) .......................         140,650
       15,800   Agilent Technologies, Inc. (a) ................         607,036
       27,200   Akamai Technologies, Inc. (a) .................         916,368
       24,000   Altera Corp. (a) ..............................         524,160
        6,000   AMIS Holdings, Inc. (a) .......................          61,860
       25,700   Applied Materials, Inc. .......................         461,315
      118,650   ASML Holding N.V. (a) .........................       2,509,448
        2,800   Autodesk, Inc. (a) ............................         117,712
       32,000   Avid Technology, Inc. (a) .....................       1,233,600
       18,000   Avocent Corp. (a) .............................         484,920
       28,500   Comverse Technology, Inc. (a) .................         645,525
       28,900   Corning, Inc. (a) .............................         798,507
       14,100   Cymer, Inc. (a) ...............................         728,829
      104,300   EMC Corp. (a) .................................       1,409,093
       15,000   First Data Corp. ..............................         715,350
       42,500   FormFactor, Inc. (a) ..........................       1,771,825
          220   Freescale Semiconductor, Inc. - Class B (a) ...           6,967
       50,000   Intel Corp. ...................................         999,000
       20,000   Intersil Corp. ................................         592,200
       53,000   Intuit, Inc. (a) ..............................       2,871,010
       11,300   KLA-Tencor Corp. ..............................         544,208
       17,000   L.M. Ericsson Telephone Co. - ADR .............         602,990
        1,250   McAfee, Inc. (a) ..............................          32,612
       72,400   Micron Technology, Inc. (a) ...................       1,228,628
       80,700   Microsoft Corp. ...............................       1,948,905
        5,000   Motorola, Inc. ................................         106,750
      381,700   Nortel Networks Corp. (a) .....................       1,015,322
       32,000   NVIDIA Corp. (a) ..............................         935,040
      150,400   Oracle Corp. (a) ..............................       2,194,336
       10,000   Paychex, Inc. .................................         403,900
       33,000   Rambus, Inc. (a) ..............................       1,281,390
        9,150   Research In Motion Ltd. (a) ...................         701,164
       12,050   Silicon Laboratories, Inc. (a) ................         561,651
       77,200   Symantec Corp. (a) ............................       1,264,536
       52,200   Texas Instruments, Inc. .......................       1,811,862
       12,000   Trimble Navigation Ltd. (a) ...................         568,560



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
22

SCHEDULE OF INVESTMENTS
PRIMECAP ODYSSEY GROWTH FUND
--------------------------------------------------------------------------------
APRIL 30, 2006 - (UNAUDITED), (CONTINUED)

 Shares                                                                  Value
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
       30,000   VeriSign, Inc. (a) ............................   $     705,600
       49,800   Yahoo!, Inc. (a) ..............................       1,632,444
                                                                  -------------
                                                                     35,671,615
                                                                  -------------
MATERIALS: 2.0%
        9,500   Minerals Technologies, Inc. ...................         543,590
        9,400   Monsanto Co. ..................................         783,960
       17,800   Praxair, Inc. .................................         999,114
                                                                  -------------
                                                                      2,326,664
                                                                  -------------
TELECOMMUNICATION SERVICES: 0.7%
       35,450   Sprint Corp. ..................................         879,160
                                                                  -------------
TOTAL COMMON STOCKS
       (cost $100,868,612) ....................................     110,397,940
                                                                  -------------

Principal
Amount
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 8.6%
$  10,309,490   Dreyfus Institutional US Treasury
                Money Market Fund .............................   $  10,309,490
                                                                  -------------
TOTAL SHORT-TERM INVESTMENTS
       (cost $10,309,490) .....................................      10,309,490
                                                                    ------------
TOTAL INVESTMENTS
       (cost $111,178,102): 100.9% ............................     120,707,430
Liabilities in Excess of Other Assets - (0.9)%                       (1,021,876)
                                                                  -------------
TOTAL NET ASSETS: 100.0% ......................................   $ 119,685,554
                                                                  =============

Percentages are stated as a percent of net assets.
ADR - American Depository Receipt.
CHF - Swiss Security.
(a) Non Income Producing.












                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

(IMAGE OMITTED)     SCHEDULE OF INVESTMENTS
                    PRIMECAP ODYSSEY AGGRESSIVE GROWTH FUND
                    ------------------------------------------------------------
                    APRIL 30, 2006 - (UNAUDITED)

Shares                                                                  Value
--------------------------------------------------------------------------------
COMMON STOCKS: 88.5%
CONSUMER DISCRETIONARY: 6.1%
      17,800   99 Cents Only Stores (a) ........................   $    212,354
      31,000   AC Moore Arts & Crafts, Inc. (a) ................        578,150
       6,000   Blue Nile, Inc. (a) .............................        208,800
       6,500   California Pizza Kitchen, Inc. (a) ..............        205,400
      22,400   CarMax, Inc. (a) ................................        790,944
      26,800   DIRECTV Group, Inc. (The) (a) ...................        457,744
      28,000   Gentex Corp. ....................................        410,480
      31,000   Quiksilver, Inc. (a) ............................        423,770
       8,300   Yum! Brands, Inc. ...............................        428,944
                                                                   ------------
                                                                      3,716,586
                                                                   ------------
CONSUMER STAPLES: 2.7%
      72,100   American Italian Pasta Co. - Class A ............        599,151
      17,900   Cott Corp. (a) ..................................        267,784
      54,100   Senomyx, Inc. (a) ...............................        774,171
                                                                   ------------
                                                                      1,641,106
                                                                   ------------
ENERGY: 3.8%
       1,800   Arch Coal, Inc. .................................        170,982
      29,000   Hanover Compressor Co. (a) ......................        584,640
       4,800   National Oilwell Varco, Inc. (a) ................        331,056
       1,900   Noble Corp. .....................................        149,986
       4,650   Pioneer Natural Resources Co. ...................        199,113
       5,350   Pogo Producing Co. ..............................        265,842
      18,200   Pride International, Inc. (a) ...................        634,998
                                                                   ------------
                                                                      2,336,617
                                                                   ------------
FINANCIAL: 2.0%
      16,200   Advance America Cash Advance Centers, Inc. ......        239,598
       5,824   Hanmi Financial Corp. ...........................        113,452
      48,300   MarketAxess Holdings, Inc. (a) ..................        539,028
       5,250   MBIA, Inc. ......................................        313,057
                                                                   ------------
                                                                      1,205,135
                                                                   ------------
HEALTH CARE: 21.8%
      72,000   Abiomed, Inc. (a) ...............................        930,960
      63,400   Affymetrix, Inc. (a) ............................      1,816,410
       4,000   Alcon, Inc. .....................................        406,840
      20,000   BioMarin Pharmaceuticals, Inc. (a) ..............        246,000
      17,700   Boston Scientific Corp. (a) .....................        411,348

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
24

SCHEDULE OF INVESTMENTS
PRIMECAP ODYSSEY AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------
APRIL 30, 2006 - (UNAUDITED), (CONTINUED)

 Shares                                                                  Value
--------------------------------------------------------------------------------
HEALTH CARE (CONTINUED)
     100,950   Conceptus, Inc. (a) .............................   $  1,387,053
     110,000   Dendreon Corp. (a) ..............................        447,700
      68,100   Laserscope (a) ..................................      1,618,056
     117,500   Pharmacyclics, Inc. (a) .........................        572,225
     124,000   Possis Medical, Inc. (a) ........................      1,210,240
      10,400   Roche Holding AG - CHF ..........................      1,599,161
      42,150   Sepracor, Inc. (a) ..............................      1,881,576
      25,000   SurModics, Inc. (a) .............................        889,000
                                                                   ------------
                                                                     13,416,569
                                                                   ------------
INDUSTRIALS: 7.8%
      34,000   Alaska Air Group, Inc. (a) ......................      1,290,640
      26,500   AMR Corp. (a) ...................................        652,960
      10,050   Avery Dennison Corp. ............................        628,125
       4,000   Granite Construction, Inc. ......................        185,440
      81,325   JetBlue Airways Corp. (a) .......................        834,394
      30,100   Pall Corp. ......................................        908,418
      19,300   Southwest Airlines Co. ..........................        313,046
                                                                   ------------
                                                                      4,813,023
                                                                   ------------
INFORMATION TECHNOLOGY: 42.9%
      12,420   Adobe Systems, Inc. .............................        486,864
       7,500   Agilent Technologies, Inc. (a) ..................        288,150
      38,000   Akamai Technologies, Inc. (a) ...................      1,280,220
      16,000   Altera Corp. (a) ................................        349,440
      19,900   AMIS Holdings, Inc. (a) .........................        205,169
      92,050   ASML Holding N.V. (a) ...........................      1,946,858
      32,000   Avid Technology, Inc. (a) .......................      1,233,600
      18,000   Avocent Corp. (a) ...............................        484,920
      15,850   Comverse Technology, Inc. (a) ...................        359,002
      20,700   Cymer, Inc. (a) .................................      1,069,983
      17,000   eBay, Inc. (a) ..................................        584,970
      17,700   Emulex Corp. (a) ................................        321,255
      36,000   eSpeed, Inc. - Class A (a) ......................        290,520
      64,000   Faro Technologies, Inc. (a) .....................        972,160
      39,200   FormFactor, Inc. (a) ............................      1,634,248
      28,000   InPhonic, Inc. (a) ..............................        224,000
      17,500   Intuit, Inc. (a) ................................        947,975
      19,000   KLA-Tencor Corp. ................................        915,040
       2,800   Macrovision Corp. (a) ...........................         64,120

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS
PRIMECAP ODYSSEY AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------
APRIL 30, 2006 - (UNAUDITED), (CONTINUED)

 Shares                                                                  Value
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
       5,600   McAfee, Inc. (a) ................................   $    146,104
      59,200   Micron Technology, Inc. (a) .....................      1,004,624
     253,500   Nortel Networks Corp. (a) .......................        674,310
      28,000   NVIDIA Corp. (a) ................................        818,160
     112,200   Opsware, Inc. (a) ...............................        949,212
      35,250   RADVision Ltd. (a) ..............................        615,113
      37,000   Rambus, Inc. (a) ................................      1,436,710
       5,800   Research In Motion Ltd. (a) .....................        444,454
       9,150   Silicon Laboratories, Inc. (a) ..................        426,481
      72,000   SonicWALL, Inc. (a) .............................        611,280
      47,700   Stratasys, Inc. (a) .............................      1,562,175
      33,400   THQ, Inc. (a) ...................................        856,042
       9,000   Trimble Navigation Ltd. (a) .....................        426,420
      28,700   VeriSign, Inc. (a) ..............................        675,024
      63,100   Yahoo!, Inc. (a) ................................      2,068,418
                                                                   ------------
                                                                     26,373,021
                                                                   ------------
MATERIALS: 1.4%
      11,400   Minerals Technologies, Inc. .....................        652,308
       2,400   Monsanto Co. ....................................        200,160
                                                                   ------------
                                                                        852,468
                                                                   ------------
TOTAL COMMON STOCKS
       (cost $48,402,390) ......................................     54,354,525
                                                                   ------------

Principal
Amount
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 12.1%
$  7,458,712   Dreyfus Institutional US
               Treasury Money Market Fund ......................   $  7,458,712
TOTAL SHORT-TERM INVESTMENTS
       (cost $7,458,712) .......................................      7,458,712
                                                                   ------------
TOTAL INVESTMENTS
       (cost $55,861,102): 100.6% ..............................     61,813,237
Liabilities in Excess of Other Assets: (0.6)% ..................       (358,704)
                                                                   ------------
TOTAL NET ASSETS: 100.0% .......................................   $ 61,454,533
                                                                   ============

Percentages are stated as a percent of net assets.
ADR - American Depository Receipt.
CHF - Swiss Security.
(a)      Non Income Producing.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
26

(IMAGE OMITTED)         STATEMENTS OF ASSETS AND LIABILITIES
                        --------------------------------------------------------
                        AT APRIL 30, 2006 - (UNAUDITED)

                                                                      PRIMECAP
                                       PRIMECAP       PRIMECAP        ODYSSEY
                                       ODYSSEY        ODYSSEY        AGGRESSIVE
                                      STOCK FUND     GROWTH FUND    GROWTH FUND
                                      ----------     -----------    -----------

ASSETS
Investments, at cost .............   $ 52,641,959   $111,178,102   $ 55,861,102
                                     ============   ============   ============

Investments, at value ............   $ 58,941,286   $120,707,430   $ 61,813,237
Receivables:
  Dividends and interest .........         44,969         72,886         30,795
  Fund shares sold ...............        136,130        172,262        273,494
Other assets .....................         35,475         49,948         29,971
                                   ------------   ------------   ------------
  Total assets ...................     59,157,860    121,002,526     62,147,497
                                     ------------   ------------   ------------

LIABILITIES
Payable for securities purchased .        238,659      1,133,402        426,355
Payable for fund shares redeemed .           --             --          153,743
Due to advisor (Note 3) ..........          5,712        149,629         73,462
Accrued administration
  fees (Note 3) ..................          9,991         18,986          9,735
Accrued trustee fees .............            872            872            872
Other accrued expenses ...........         30,489         14,083         28,797
                                     ------------   ------------   ------------
  Total liabilities ..............        355,723      1,316,972        692,964
                                     ------------   ------------   ------------

NET ASSETS .......................   $ 58,802,137   $119,685,554   $ 61,454,533
                                     ============   ============   ============

Number of shares issued and
  outstanding (unlimited shares
  authorized, $0.01 par value) ...      4,511,060      9,067,024      4,687,715
                                     ============   ============   ============

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE .....   $      13.04   $      13.20   $      13.11
                                     ============   ============   ============

COMPONENTS OF NET ASSETS
Paid-in capital ..................   $ 52,253,917   $109,682,853   $ 54,697,493
Undistributed net investment
  income (loss) ..................        100,157        128,658        (77,365)
Accumulated net realized gain
  on investments .................        148,736        344,715        882,270
Net unrealized appreciation
  on investments .................      6,299,327      9,529,328      5,952,135
                                     ------------   ------------   ------------
  Net assets .....................   $ 58,802,137   $119,685,554   $ 61,454,533
                                     ============   ============   ============




                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

(IMAGE OMITTED)         STATEMENTS OF OPERATIONS
                        --------------------------------------------------------
                        FOR THE SIX MONTHS ENDED APRIL 30, 2006 - (UNAUDITED)

                                                                      PRIMECAP
                                        PRIMECAP        PRIMECAP      ODYSSEY
                                         ODYSSEY         ODYSSEY     AGGRESSIVE
                                        STOCK FUND     GROWTH FUND   GROWTH FUND
                                        ----------     -----------   -----------
INVESTMENT INCOME
 Income
  Dividends (net of foreign taxes
   withheld of $8,232, $13,020,
   and $2,513, respectively) ........   $   242,808   $   312,229   $    44,987
  Interest and other income .........        85,937       161,395        81,249
                                        -----------   -----------   -----------
    Total income ....................       328,745       473,624       126,236
                                        -----------   -----------   -----------
 Expenses
  Advisory fees .....................       128,540       238,074       118,453
  Administration fees ...............        17,533        30,095        16,701
  Registration fees .................        10,922        10,715        10,921
  Insurance expense .................        10,578        12,036         9,234
  Audit fees ........................         9,969         9,969         9,969
  Transfer agent fees ...............         9,697        11,177         9,642
  Custody fees ......................         7,719         9,416         7,753
  Trustee fees ......................         5,062         5,062         5,062
  Miscellaneous .....................         4,877         6,893         4,323
  Fund accounting fees ..............         3,968         5,012         3,968
  Legal fees ........................         3,942         1,782         3,730
  Reports to shareholders ...........         3,371         2,898         3,845
                                        -----------   -----------   -----------
    Net expenses ....................       216,178       343,129       203,601
                                        -----------   -----------   -----------

    NET INVESTMENT INCOME (LOSS) ....       112,567       130,495       (77,365)
                                        -----------   -----------   -----------

CHANGE IN REALIZED AND
UNREALIZED GAIN
ON INVESTMENTS
 Net realized gain on:
  Investments .......................       182,366       369,882     1,074,597
  Foreign currency transactions .....           103           184           127
                                        -----------   -----------   -----------
    Net realized gain ...............       182,469       370,066     1,074,724
                                        -----------   -----------   -----------

 Net unrealized appreciation
  on investments ....................     4,608,560     7,923,938     4,226,469
                                        -----------   -----------   -----------
   Net realized and unrealized gain
    on investments ..................     4,791,029     8,294,004     5,301,193
                                        -----------   -----------   -----------

   NET INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS .......   $ 4,903,596   $ 8,424,499   $ 5,223,828
                                        ===========   ===========   ===========



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
28

(IMAGE OMITTED)         STATEMENT OF CHANGES IN NET ASSETS
                        PRIMECAP ODYSSEY STOCK FUND
                        --------------------------------------------------------


                                                           SIX MONTHS
                                                             ENDED        PERIOD ENDED
                                                            APRIL 30,      OCTOBER 31,
                                                             2006(1)         2005(2)
                                                          ------------    ------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
 Net investment income (loss) .........................   $    112,567    $    (17,484)
 Net realized gain (loss) on investments ..............        182,469         (23,690)
 Net unrealized appreciation on investments ...........      4,608,560       1,690,767
                                                          ------------    ------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS      4,903,596       1,649,593
                                                          ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income ................................        (12,410)           --
 Realized gain on investments .........................         (5,043)           --
                                                          ------------    ------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS ................        (17,453)           --
                                                          ------------    ------------

CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares sold ............................     24,394,580      28,719,772
 Proceeds from reinvestment of distribution ...........         15,443            --
 Cost of shares redeemed ..............................       (604,986)       (293,419)
 Redemption fee proceeds ..............................          1,000              11
                                                          ------------    ------------
   NET INCREASE FROM CAPITAL SHARE TRANSACTIONS .......     23,806,037      28,426,364
                                                          ------------    ------------

   TOTAL INCREASE IN NET ASSETS .......................     28,692,180      30,075,957

NET ASSETS
 Beginning of period ..................................     30,109,957          34,000
                                                          ------------    ------------
 END OF PERIOD ........................................   $ 58,802,137    $ 30,109,957
                                                          ============    ============

 Accumulated net investment income ....................   $    100,157    $       --
                                                          ============    ============
CHANGE IN SHARES
 Shares sold ..........................................      1,934,003       2,646,899
 Shares issued on reinvestment of distributions .......          1,280            --
 Shares redeemed ......................................        (48,166)        (26,356)
                                                          ------------    ------------
   NET INCREASE .......................................      1,887,117       2,620,543
                                                          ============    ============
-------------
(1) Unaudited.
(2) Commenced operations on November 1, 2004.







                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

(IMAGE OMITTED)         STATEMENT OF CHANGES IN NET ASSETS
                        PRIMECAP ODYSSEY GROWTH FUND
                        --------------------------------------------------------


                                                           SIX MONTHS
                                                             ENDED         PERIOD ENDED
                                                            APRIL 30,       OCTOBER 31,
                                                             2006(1)          2005(2)
                                                         -------------    -------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
 Net investment income (loss) ........................   $     130,495    $     (41,989)
 Net realized gain on investments ....................         370,066           54,943
 Net unrealized appreciation on investments ..........       7,923,938        1,605,390
                                                         -------------    -------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS       8,424,499        1,618,344
                                                         -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income ...............................          (1,837)            --
 Realized gain on investments ........................         (38,375)            --
                                                         -------------    -------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS ................         (40,212)            --
                                                         -------------    -------------

CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares sold ...........................      70,515,013       45,005,048
 Proceeds from reinvestment of distribution ..........          39,926             --
 Cost of shares redeemed .............................      (5,819,551)         (92,228)
 Redemption fee proceeds .............................             274              441
                                                         -------------    -------------
  NET INCREASE FROM CAPITAL SHARE TRANSACTIONS .......      64,735,662       44,913,261
                                                         -------------    -------------

  TOTAL INCREASE IN NET ASSETS .......................      73,119,949       46,531,605

NET ASSETS
 Beginning of period .................................      46,565,605           34,000
                                                         -------------    -------------
 END OF PERIOD .......................................   $ 119,685,554    $  46,565,605
                                                         =============    =============
 Accumulated net investment income ...................   $     128,658    $        --
                                                         =============    =============
CHANGE IN SHARES
 Shares sold .........................................       5,527,906        4,012,397
 Shares issued on reinvestment of distributions ......           3,259             --
 Shares redeemed .....................................        (471,616)          (8,322)
                                                         -------------    -------------
  NET INCREASE .......................................       5,059,549        4,004,075
                                                         =============    =============
-----------------
(1) Unaudited.
(2) Commenced operations on November 1, 2004.







SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
30

(IMAGE OMITTED)         STATEMENT OF CHANGES IN NET ASSETS
                        PRIMECAP ODYSSEY AGGRESSIVE GROWTH FUND
                        --------------------------------------------------------


                                                             ENDED         PERIOD ENDED
                                                            APRIL 30,       OCTOBER 31,
                                                             2006(1)          2005(2)
                                                         ------------     ------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
 Net investment loss .................................   $    (77,365)   $   (126,506)
 Net realized gain (loss) on investments .............      1,074,724        (192,454)
 Net unrealized appreciation on investments ..........      4,226,469       1,725,666
                                                         ------------    ------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS      5,223,828       1,406,706
                                                         ------------    ------------

CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares sold ...........................     34,360,673      23,059,769
 Cost of shares redeemed .............................       (956,182)     (1,677,835)
 Redemption fee proceeds .............................          1,790           1,784
                                                         ------------    ------------
  NET INCREASE FROM CAPITAL SHARE TRANSACTIONS .......     33,406,281      21,383,718
                                                         ------------    ------------

  TOTAL INCREASE IN NET ASSETS .......................     38,630,109      22,790,424

NET ASSETS
 Beginning of period .................................     22,824,424          34,000
                                                         ------------    ------------
 END OF PERIOD .......................................   $ 61,454,533    $ 22,824,424
                                                         ============    ============
 Accumulated net investment loss .....................   $    (77,365)   $       --
                                                         ============    ============
CHANGE IN SHARES
 Shares sold .........................................      2,731,146       2,181,304
 Shares redeemed .....................................        (74,913)       (153,222)
                                                         ------------    ------------
  NET INCREASE .......................................      2,656,233       2,028,082
                                                         ============    ============

-------------
(1) Unaudited.
(2) Commenced operations on November 1, 2004.






                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

(IMAGE OMITTED)         FINANCIAL HIGHLIGHTS
                        PRIMECAP ODYSSEY STOCK FUND
                        --------------------------------------------------------
                        FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD

THE FOLLOWING INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL STATEMENTS AND NOTES THERETO APPEARING ELSEWHERE IN THIS SEMIANNUAL REPORT.


                                                         SIX MONTHS
                                                           ENDED     PERIOD ENDED
                                                         APRIL 30,    OCTOBER 31,
                                                          2006(1)      2005(2)
                                                        ---------     ----------
Net asset value, beginning of period ...............    $   11.48     $   10.00
                                                        ---------     ---------

INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss) ......................         0.03         (0.01)
 Net realized and unrealized gain on investments ...         1.53          1.49
                                                        ---------     ---------
Total from investment operations ...................         1.56          1.48
                                                        ---------     ---------

LESS DISTRIBUTIONS:
 Dividends from net investment income ..............         0.00(5)       0.00
 Distributions from realized gain ..................         0.00(5)       0.00
                                                        ---------     ---------
Total distributions ................................         0.00          0.00
                                                        ---------     ---------

Redemption fee proceeds ............................         0.00(5)       0.00(5)
                                                        ---------     ---------

Net asset value, end of period .....................    $   13.04     $   11.48
                                                        =========     =========

Total return .......................................        13.65%(4)     14.80%

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (millions) ..............    $   58.8      $   30.1

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
 Before fees waived and expenses absorbed
  or recouped ......................................         1.01%(3)      1.80%
 After fees waived and expenses absorbed
  or recouped ......................................         1.01%(3)      1.25%


RATIO OF NET INVESTMENT INCOME
  (LOSS) TO AVERAGE NET ASSETS .....................         0.53%(3)     (0.11%)

Portfolio turnover rate ............................         1.18%(4)     12.46%

-----------
(1) Unaudited.
(2) Commenced operations on 11/1/2004. Period began on 11/1/2004 and ended on 10/31/2005.
(3) Annualized.
(4) Not Annualized.
(5) Amount represents less than $0.01 per share.




SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
32

(IMAGE OMITTED)         FINANCIAL HIGHLIGHTS
                        PRIMECAP ODYSSEY GROWTH FUND
                        --------------------------------------------------------
                        FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD

THE FOLLOWING INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL STATEMENTS AND NOTES THERETO APPEARING ELSEWHERE IN THIS SEMIANNUAL REPORT.


                                                         SIX MONTHS
                                                           ENDED     PERIOD ENDED
                                                         APRIL 30,    OCTOBER 31,
                                                          2006(1)      2005(2)
                                                       ----------     ----------
Net asset value, beginning of period ................  $    11.62     $   10.00
                                                       ----------     ---------

INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss) .......................        0.02         (0.01)
 Net realized and unrealized gain on investments ....        1.57          1.63
                                                       ----------     ---------
Total from investment operations ...................         1.59          1.62
                                                       ----------     ---------

LESS DISTRIBUTIONS:
 Dividends from net investment income ...............        0.00(5)       0.00
 Distributions from realized gain ...................       (0.01)         0.00
                                                       ----------     ---------
Total distributions .................................       (0.01)         0.00
                                                       ----------     ---------

Redemption fee proceeds .............................        0.00(5)       0.00(5)
                                                       ----------     ---------

 Net asset value, end of period .....................  $    13.20     $   11.62
                                                       ==========     =========

Total return ........................................       13.67%(4)     16.20%

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (millions) ...............  $    119.7      $   46.6

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
 Before fees waived and expenses absorbed
  or recouped .......................................        0.86%(3)      1.79%
 After fees waived and expenses absorbed
  or recouped .......................................        0.86%(3)      1.25%

RATIO OF NET INVESTMENT INCOME
 (LOSS) TO AVERAGE NET ASSETS .......................        0.33%(3)     (0.27%)

Portfolio turnover rate ............................         1.73%(4)      8.84%


--------------
(1) Unaudited.
(2) Commenced operations on 11/1/2004. Period began on 11/1/2004 and ended on 10/31/2005.
(3) Annualized.
(4) Not Annualized.
(5) Amount represents less than $0.01 per share.




                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

(IMAGE OMITTED)         FINANCIAL HIGHLIGHTS
                        PRIMECAP ODYSSEY AGGRESSIVE GROWTH FUND
                        --------------------------------------------------------
                        FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD

THE FOLLOWING INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL STATEMENTS AND NOTES THERETO APPEARING ELSEWHERE IN THIS SEMIANNUAL REPORT.


                                                         SIX MONTHS
                                                           ENDED     PERIOD ENDED
                                                         APRIL 30,    OCTOBER 31,
                                                          2006(1)      2005(2)
                                                         ---------     ---------

Net asset value, beginning of period ................   $   11.24     $   10.00
                                                        ---------     ---------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss) .......................       (0.02)        (0.06)
 Net realized and unrealized gain on investments ....        1.89          1.30
                                                        ---------     ---------
Total from investment operations ....................        1.87          1.24
                                                        ---------     ---------

Redemption fee proceeds .............................        0.00(5)       0.00(5)
                                                        ---------     ---------

Net asset value, end of period ......................   $   13.11     $   11.24
                                                        =========     =========

Total return ........................................       16.64%(4)     12.40%

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (millions) ...............   $   61.5      $   22.8

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
 Before fees waived and expenses absorbed
  or recouped .......................................        1.03%(3)      1.82%
 After fees waived and expenses absorbed
  or recouped .......................................        1.03%(3)      1.25%


RATIO OF NET INVESTMENT INCOME
 (LOSS) TO AVERAGE NET ASSETS .......................       (0.39%)(3)    (0.82%)

Portfolio turnover rate .............................        7.33%(4)      7.38%

--------------
(1) Unaudited.
(2) Commenced operations on 11/1/2004. Period began on 11/1/2004 and ended on 10/31/2005.
(3) Annualized.
(4) Not Annualized.
(5) Amount represents less than $0.01 per share.










SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
34

(IMAGE OMITTED)         NOTES TO FINANCIAL STATEMENTS
                        --------------------------------------------------------
                        FOR THE SIX MONTHS ENDED APRIL 30, 2006 - (UNAUDITED)

(1) ORGANIZATION

PRIMECAP Odyssey Funds (the "Trust") was organized on June 8, 2004 as a Delaware statutory trust and is authorized to issue unlimited shares of beneficial interest. The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company comprised of three diversified series:
PRIMECAP Odyssey Stock Fund, PRIMECAP Odyssey Growth Fund, and PRIMECAP Odyssey Aggressive Growth Fund (the "Funds"). The Funds began operations on November 1, 2004.

Each of the Fund's investment objective is to seek to provide long-term capital appreciation. The Funds seek to achieve this objective by emphasizing those companies with above average earnings growth potential that is not reflected in their current market prices.

(2) SIGNIFICANT ACCOUNTING POLICIES

The Funds consistently follow the accounting policies set forth below which are in conformity with accounting principles generally accepted in the United States of America.

         A.    SECURITY VALUATION.
               Securities traded on a national securities exchange are valued at the last reported sales price at the close of regular trading on each day the exchanges are open for trading. Securities listed on the NASDAQ National Market System for which market quotations are readily available are valued using the NASDAQ Official Closing Price. Securities traded on an exchange for which there have been no sales are valued at the mean between the bid and asked price. Securities for which quotations are not readily available are stated at their respective fair values as determined in good faith in accordance with procedures approved by the Board of Trustees.

               Investments in other funds are valued at their respective net asset values as determined by those funds, in accordance with the Investment Company Act of 1940.

               Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Funds do not isolate that portion of the results of operations arising as a result of changes in the currency exchange rate from the fluctuations arising as a result of changes in the market prices of investments during the period.

               Interest income is translated at the exchange rates which existed at the dates the income was accrued. Exchange gains and losses related to interest income are included in interest income on the accompanying Statement of Operations.

         B.    SHARES VALUATION.
               The net asset value ("NAV") per share of a Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund. The result is rounded to the nearest cent. The Funds' shares will not be priced on the days on which the NYSE is closed for trading.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED APRIL 30, 2006 - (UNAUDITED), (CONTINUED)

         C.    FOREIGN CURRENCY.
               Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such translations. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

         D.    FEDERAL INCOME TAXES.
               Each Fund has elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code. The Funds intend to distribute substantially all of their taxable income and any capital gains in excess of applicable capital loss carryforwards. Accordingly, no provision for Federal income taxes has been made in the accompanying financial statements.

               The Funds may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable based upon their current interpretations of the tax rules and regulations that exist in the markets in which they invest.

         E. SECURITY TRANSACTIONS, INVESTMENT INCOME AND DISTRIBUTIONS. Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date, and interest income is recognized on the accrual basis. Realized gains and losses are evaluated on the basis of identified costs.

         F.    INDEMNIFICATION OBLIGATIONS.
               Under the Funds' organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.

         G.    USE OF ESTIMATES.
               The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED APRIL 30, 2006 - (UNAUDITED), (CONTINUED)

         H.    ORGANIZATIONAL EXPENSES.
               The Investment Advisor has agreed to bear all organizational expenses for the Trust. These organizational expenses included offering costs, administration, legal, and audit fees.

(3) FEES AND TRANSACTIONS WITH RELATED PARTIES

The Trust has entered into an investment management agreement with PRIMECAP Management Company (the "Investment Advisor"). Under the terms of the agreement, each of the Funds will pay a fee equal to the following annual percentages of average net assets:
                                                                   ASSETS IN
                                                  FOR THE FIRST    EXCESS OF
                                                  $100,000,000   $100,000,000
                                                    PER FUND       PER FUND
                                                    --------       --------
PRIMECAP Odyssey
  Stock Fund ...................................      0.60%           0.55%
PRIMECAP Odyssey
  Growth Fund ..................................      0.60%           0.55%
PRIMECAP Odyssey
  Aggressive Growth Fund .......................      0.60%           0.55%

The Investment Advisor has contractually agreed to reimburse each Fund through October 31, 2007 to the extent necessary so that its ratio of operating expenses to average net assets will not exceed the following levels. The Investment Advisor will not seek reimbursement for fees waived or expenses paid under this agreement.

         PRIMECAP Odyssey Stock Fund ..........................     1.25%
         PRIMECAP Odyssey Growth Fund .........................     1.25%
         PRIMECAP Odyssey Aggressive Growth Fund ..............     1.25%

    THESE PERCENTAGES ARE BASED ON THE AVERAGE DAILY NET ASSETS OF THE FUNDS.

U.S. Bancorp Fund Services, LLC is the Administrator and Fund Accounting Agent to the Funds pursuant to a fund administration servicing agreement and fund accounting servicing agreement. The Funds will pay U.S. Bancorp Fund Services, LLC, under these agreements, an annual fee equal to 0.10% of the first $250 million of average daily net assets, 0.07% of the next $750 million, and 0.05% of assets over $1 billion, payable monthly and subject to a minimum annual fee of $120,000 on a trust level. The Trust's expenses for fund administration and accounting will be allocated among the Funds based on average daily net assets, unless the minimum annual fee applies, in which case they will be allocated equally among the Funds. U.S. Bancorp Fund Services, LLC also serves as the Transfer Agent. Fees charged for these services are based on the number of shareholder accounts and activities.

Quasar Distributors, LLC serves as the Distributor to the Funds pursuant to a Distribution Agreement.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED APRIL 30, 2006 - (UNAUDITED), (CONTINUED)

(4) INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of securities, excluding U.S. Government securities and short-term investments, for the six months ended April 30, 2006 were as follows:

      FUND                                            PURCHASES         SALES
      ----                                            ---------         -----
  PRIMECAP Odyssey Stock Fund ....................   $22,009,722     $   465,482
  PRIMECAP Odyssey Growth Fund ...................   $60,545,802     $ 1,265,283
  PRIMECAP Odyssey Aggressive Growth Fund ........   $30,421,882     $ 2,667,051


(5) DISTRIBUTION TO SHAREHOLDERS

Net investment income and net realized gains differ for financial statement and tax purposes due to differing treatments of deferred wash sale losses.

As of April 30, 2006, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

                                                                    PRIMECAP
                                   PRIMECAP         PRIMECAP        ODYSSEY
                                   ODYSSEY          ODYSSEY        AGGRESSIVE
                                 STOCK FUND       GROWTH FUND      GROWTH FUND
                                 ----------       -----------      -----------
Cost of investments
  for tax purposes .......    $  52,670,648     $ 111,178,102     $  55,902,707
                              =============     =============     =============
Gross tax unrealized
  appreciation ...........        7,201,339        11,963,977         8,443,119
Gross tax unrealized
  depreciation ...........         (930,701)       (2,434,649)       (2,532,589)
                              -------------     -------------     -------------
Net tax unrealized
  appreciation ...........    $   6,270,638     $   9,529,328     $   5,910,530
                              =============     =============     =============

Because tax adjustments are calculated annually, the above table reflects the tax adjustments outstanding at the Fund's previous fiscal year end. For the previous fiscal year's Federal income tax information, please refer to the Notes to the Financial Statements section in the Funds' most recent Annual Report.

As of October 31, 2005, the PRIMECAP Odyssey Aggressive Growth Fund has a capital loss carryforward available to offset future capital gains, if any, of $150,848, which expires on October 31, 2013.

(IMAGE OMITTED)         ADDITIONAL NOTES - (UNAUDITED)
                        --------------------------------------------------------

PROXY VOTING PROCEDURES

The Investment Advisor votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Trust's Board of Trustees. You may obtain a description of these procedures, free of charge, by calling toll-free 1-800-729-2307. This information is also available through the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

FORM N-Q DISCLOSURE

The Trust files its complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Q is available on the SEC's website at http://www.sec.gov. The Trust's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, by calling toll-free 1-800-729-2307.

(IMAGE OMITTED)         MANAGEMENT
                        --------------------------------------------------------

PORTFOLIO MANAGERS

PRIMECAP Management Company has five portfolio managers who together have more than 150 years of investment experience. Each of these five individuals manages a portion of the PRIMECAP Odyssey Growth Fund and the PRIMECAP Odyssey Stock Fund. The PRIMECAP Odyssey Aggressive Growth Fund is primarily managed by Messrs. Schow, Kolokotrones, Fried, and Mordecai. A small portion of each Fund's assets may be managed by individuals in the Advisor's research department. The portfolio managers primarily responsible for overseeing the Funds' investments are:

            NAME                            YEARS OF EXPERIENCE
            ---------------------------------------------------
            Howard B. Schow                           49
            Mitchell J. Milias                        41
            Theo A. Kolokotrones                      35
            Joel P. Fried                             21
            Alfred W. Mordecai                         8
            ---------------------------------------------------

OFFICERS AND TRUSTEES

The Trust's officers, who administer the Funds' daily operations, are appointed by the Board of Trustees. The Trustees are responsible for the overall management of the Trust, including establishing the Funds' policies and general supervision and review of their investment activities. The Statement of Additional Information includes additional information about the Trust's Trustees and is available, without charge, by calling 1-800-729-2307.

EXECUTIVE OFFICERS. The table below sets forth certain information about each of the Trust's executive officers.


---------------------------------------------------------------------------------------------------
                       POSITION(S)    TERM OF OFFICE;
 NAME, ADDRESS            HELD          LENGTH OF       PRINCIPAL OCCUPATION(S)
(YEAR OF BIRTH)        WITH TRUST      TIME SERVED       DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------
Howard B. Schow         Co-Chief       Indefinite;      Chairman and Director, Portfolio Manager,
225 South Lake Ave.,    Executive      Since 09/04      Chief Investment Officer, and Principal
Suite 400, Pasadena,    Officer                         PRIMECAP Management Company
CA 91101-3005
(1927)
---------------------------------------------------------------------------------------------------
Theo A. Kolokotrones    Co-Chief       Indefinite;      President, Director, Portfolio Manager,
225 South Lake Ave.,    Executive      Since 09/04      and Principal
Suite 400, Pasadena,    Officer                         PRIMECAP Management Company
CA 91101-3005
(1946)
---------------------------------------------------------------------------------------------------

MANAGEMENT
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                       POSITION(S)    TERM OF OFFICE;
 NAME, ADDRESS            HELD          LENGTH OF       PRINCIPAL OCCUPATION(S)
(YEAR OF BIRTH)        WITH TRUST      TIME SERVED       DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------
Joel P. Fried         Co-Chief         Indefinite;    Executive Vice President, Director, Portfolio
225 South Lake Ave.,  Executive        Since 09/04    Manager, and Principal
Suite 400, Pasadena,  Officer and                     PRIMECAP Management Company
CA 91101-3005         Trustee
(1962)
---------------------------------------------------------------------------------------------------
David H. Van Slooten  Chief Financial  Indefinite;    Senior Vice President, Portfolio Manager,
225 South Lake Ave.,  Officer and      Since 06/04    Financial Analyst, and Principal
Suite 400, Pasadena,  Secretary                       PRIMECAP Management Company
CA 91101-3005
(1963)
---------------------------------------------------------------------------------------------------
Baltej S. Kochar      Vice President   Indefinite;    Vice President and Financial Analyst,
225 South Lake Ave.,  and Chief        Since 10/04    PRIMECAP Management Company (1/04 -
Suite 400, Pasadena,  Administrative                  Present); Chief Executive Officer,
CA 91101-3005         Officer                         The Share Group, Inc. (9/01 - 1/03);
(1970)                                                Chief Executive Officer, BetterTomorrow.org
                                                      (6/00 - 9/01); President, GreaterGood.com
                                                      (4/98 - 1/00)
---------------------------------------------------------------------------------------------------

Karen Chen            Vice President ofIndefinite;    Chief Compliance Officer, Director of
225 South Lake Ave.,  Compliance and   Since 10/04    Compliance and Reporting, PRIMECAP
Suite 400, Pasadena,  Chief Compliance                Management Company (10/04 - Present);
CA 91101-3005         Officer                         Team Lead - Legal and Compliance,
(1973)                                                Pacific Investment Management Company
                                                      (7/02 - 9/04 and 11/97 - 7/99);
                                                      Consultant, Trinity Consulting
                                                      (9/01 - 2/02); Treasury Intern
                                                      (6/00 - 10/00)
---------------------------------------------------------------------------------------------------

MANAGEMENT
--------------------------------------------------------------------------------

"INDEPENDENT" TRUSTEES. The table below sets forth certain information about each of the Trustees of the Trust who is not an "interested person" of the Trust as defined in the 1940 Act ("Independent Trustees").

-------------------------------------------------------------------------------------------------------
                                                                               NUMBER OF
                                                                               PORTFOLIOS
                                                                                   IN
                                           TERM OF                                FUND        OTHER
                          POSITION(S)      OFFICE;            PRINCIPAL          COMPLEX    DIRECTOR-
 NAME, ADDRESS               HELD         LENGTH OF          OCCUPATION(S)     OVERSEEN BY  SHIPS HELD
(YEAR OF BIRTH)           WITH TRUST     TIME SERVED      DURING PAST 5 YEARS    TRUSTEE    BY TRUSTEE
-------------------------------------------------------------------------------------------------------
Benjamin F. Hammon        Chairman of     Indefinite;     Retired; Director,        3          None
225 South Lake Ave.,      the Board       Since 09/04     Institutional Equity
Suite 400, Pasadena, CA   and Trustee                     Sales, Salomon Smith
91101-3005                                                Barney Inc. (1997-1998)
(1935)
-------------------------------------------------------------------------------------------------------
Wayne H. Smith            Chairman of     Indefinite;     President, Wayne H.       3          None
225 South Lake Ave.,      the Audit       Since 09/04     Smith Consulting, Inc.
Suite 400, Pasadena,      Committee                       (2002-Present); Vice
CA 91101-3005             and Trustee                     President, Financial
(1941)                                                    Services, Avery
                                                          Dennison Corporation
                                                          (2001-2002);
                                                          Vice President,
                                                          Financial Services,
                                                          and Treasurer,
                                                          Avery Dennison
                                                          Corporation
                                                          (1999-2001)
-------------------------------------------------------------------------------------------------------
Stephen M. Rucker         Trustee         Indefinite;     Retired; Executive        3          None
225 South Lake Ave.,                      Since 09/04     Vice President,
Suite 400, Pasadena,                                      Credit Suisse
CA 91101-3005                                             First Boston
(1938)                                                   (1999-2001)
-------------------------------------------------------------------------------------------------------

MANAGEMENT
--------------------------------------------------------------------------------


"INTERESTED" TRUSTEES. The table below sets forth certain information about each of the Trustees of the Trust who is an "interested person" of the Trust as defined by the 1940 Act.

-------------------------------------------------------------------------------------------------------
                                                                                NUMBER OF
                                                                               PORTFOLIOS
                                                                                   IN
                                           TERM OF                                FUND        OTHER
                          POSITION(S)      OFFICE;            PRINCIPAL          COMPLEX    DIRECTOR-
 NAME, ADDRESS               HELD         LENGTH OF          OCCUPATION(S)     OVERSEEN BY  SHIPS HELD
(YEAR OF BIRTH)           WITH TRUST     TIME SERVED      DURING PAST 5 YEARS    TRUSTEE    BY TRUSTEE
-------------------------------------------------------------------------------------------------------

Joel P. Fried*            Co-Chief        Indefinite;     Executive Vice            3          None
225 South Lake Ave.,      Executive       Since 09/04     President,
Suite 400, Pasadena,      Officer and                     Director, Portfolio
CA 91101-3005             Trustee                         Manager, and Principal
(1962)                                                    PRIMECAP Management
                                                          Company
-------------------------------------------------------------------------------------------------------


* Mr. Fried is an "interested person" of the Trust, as defined by the 1940 Act, because of his employ- ment with PRIMECAP Management Company, the investment advisor to the Trust.

                      This page intentionally left blank.

                      This page intentionally left blank.

                               Investment Advisor
                           PRIMECAP MANAGEMENT COMPANY
                        225 South Lake Avenue, Suite 400
                           Pasadena, California 91101

                                        o

                                   Distributor
                            QUASAR DISTRIBUTORS, LLC
                       615 East Michigan Street, 3rd Floor
                           Milwaukee, Wisconsin 53202

                                        o

                                    Custodian
                                MELLON BANK, N.A.
                                One Mellon Center
                         Pittsburgh, Pennsylvania 15258

                                        o

                                 Transfer Agent
                         U.S. BANCORP FUND SERVICES, LLC
                      615 East Michigan Street, 3rd Floor
                           Milwaukee, Wisconsin 53202

                                        o

                                  Administrator
                         U.S. BANCORP FUND SERVICES, LLC
                       2020 East Financial Way, Suite 100
                           Glendora, California 91741

                                        o

                                  Legal Counsel
                      PAUL, HASTINGS, JANOFSKY & WALKER LLP
                             515 South Flower Street
                          Los Angeles, California 90071

                                        o

                  Independent Registered Public Accounting Firm
                           PRICEWATERHOUSECOOPERS LLP
                            Three Embarcadero Centre
                         San Francisco, California 94111


THIS REPORT IS INTENDED FOR THE SHAREHOLDERS OF THE PRIMECAP ODYSSEY FUNDS AND MAY NOT BE USED AS SALES LITERATURE UNLESS PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

PAST PERFORMANCE RESULTS SHOWN IN THIS REPORT SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE PERFORMANCE. SHARE PRICE AND RETURNS WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. STATEMENTS AND OTHER INFORMATION HEREIN ARE DATED AND ARE SUBJECT TO CHANGE.

ITEM 2. CODE OF ETHICS.

Not applicable for semi-annual reports.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semi-annual reports.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semi-annual reports.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES.

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant's Chief Financial Officer and Co-Chief Executive Officers have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant's service provider.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) ANY CODE OF ETHICS OR AMENDMENT THERETO, THAT IS SUBJECT OF THE DISCLOSURE REQUIRED BY ITEM 2, TO THE EXTENT THAT THE REGISTRANT INTENDS TO SATISFY ITEM 2 REQUIREMENTS THROUGH FILING AN EXHIBIT. Not applicable.

      (2) CERTIFICATIONS PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002. Filed herewith.

      (3) ANY WRITTEN SOLICITATION TO PURCHASE SECURITIES UNDER RULE 23C-1 UNDER THE ACT SENT OR GIVEN DURING THE PERIOD COVERED BY THE REPORT BY OR ON BEHALF OF THE REGISTRANT TO 10 OR MORE PERSONS. Not applicable to open-end investment companies.

(B) CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002. Furnished herewith.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

      (Registrant) PRIMECAP ODYSSEY FUNDS

      By (Signature and Title)  /S/ JOEL P. FRIED
                                ------------------------------------------------
                                Joel P. Fried, Co-Chief Executive Officer

      Date: July 6, 2006

      By (Signature and Title)  /S/ HOWARD B. SCHOW
                                ------------------------------------------------
                                Howard B. Schow, Co-Chief Executive Officer

      Date: July 6, 2006

      By (Signature and Title)  /S/ THEO A. KOLOKOTRONES
                                ------------------------------------------------
                                Theo A. Kolokotrones, Co-Chief Executive Officer

      Date: July 6, 2006

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

      By (Signature and Title)* /S/ JOEL P. FRIED
                                ------------------------------------------------
                                Joel P. Fried, Co-Chief Executive Officer

      Date: July 6, 2006

      By (Signature and Title)* /S/ HOWARD B. SCHOW
                                ------------------------------------------------
                                Howard B. Schow, Co-Chief Executive Officer

      Date: July 6, 2006

      By (Signature and Title)* /S/ THEO A. KOLOKOTRONES
                                ------------------------------------------------
                                Theo A. Kolokotrones, Co-Chief Executive Officer

      Date: July 6, 2006

      By (Signature and Title)* /S/ DAVID H. VAN SLOOTEN
                                ------------------------------------------------
                                David H. Van Slooten, Chief Financial Officer

      Date: July 6, 2006

* PRINT THE NAME AND TITLE OF EACH SIGNING OFFICER UNDER HIS OR HER SIGNATURE.